UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2009 (January 21, 2009)
King Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Tennessee	001-15875	54-1684963

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

501 Fifth Street, Bristol, Tennessee	37620

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (423) 989-8000
N/A

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.
     On January 21, 2009, King Pharmaceuticals, Inc. issued a press release announcing that the U.S. District Court for the Eastern District of New York in the case of King Pharmaceuticals, Inc., et al. v. Eon Labs, Inc., Case No. 04-cv-5540 (DGT), issued an Order invalidating United States Patent Nos. 6,407,128 and 6,683,102, two patents relating to SKELAXIN® (metaxalone). A copy of the press release is attached as Exhibit 99.1 to this report.
Item 9.01
     (d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by King Pharmaceuticals, Inc. dated January 21, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2009	KING PHARMACEUTICALS, INC.

	By:	/s/ Joseph Squicciarino

	Name: Title:	Joseph Squicciarino Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by King Pharmaceuticals, Inc. dated January 21, 2009.